EXHIBIT 23


                   Consent of Moore Stephens Ellis Foster LTD.

                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of Longbow Mining, Inc. dated May 18, 2004.

                                          Moore Stephens Ellis Foster LTD.


                                          /s/ Moore Stephens Ellis Foster LTD.
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